Fourth Quarter Earnings Presentation January 26, 2022 Exhibit 99.2

Forward Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include COVID-19 related impacts; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2021, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. 2

Our Company 3 Committed to our Entrepreneurial Spirit Equity Bancshares, Inc. NASDAQ: EQBK Start-Up: 2002 - 2007 Brad Elliott, current Chairman and CEO, founded Equity Bancshares, Inc. in 2002. Closed 5 branch or whole bank acquisitions Opened 2 branches in Missouri Growth: 2008 - 2016 Opened branches in Lee’s Summit & Overland Park, Kansas Acquired Ellis State Bank $8.8MM of TARP issued and repaid with SBLF $20.0MM Capital Raise Purchased 4 branches from Citizens Bancshares (Topeka) Scale: 2017-2021 $20.4MM Capital Raise Acquired First Community Bancshares Rationalized branch map, 3 closures, 1 opening Acquired First Independence and Community First $35.4MM private placement capital raise Acquired Prairie State, Patriot Bank, and Eastman Acquired Kansas Bank Corporation, Adams Dairy Bank, and City Bank & Trust Launched ETWM Completed $75MM subordinated debt issuance Acquired Almena State Bank, 3 branches from Security Bank, and American State Bancshares For the quarter ended December 31, 2021.

Our Leadership Team

Brad Elliott



Chairman & CEO
Years at Equity: 19 | Years in Banking: 32

- Founded Equity Bank in 2002
- 2018 EY Entrepreneur of the Year National Finalist
- 2014 Most Influential CEO, *Wichita Business Journal*
- Served as Regional President of Sunflower Bank prior to forming Equity Bank
- Served as Director of Sales and Marketing for Koch Industries

Greg Kossover



Chief Operating Officer
Years at Equity: 8 | Years in Banking: 21

- Became COO in April 2020
- Served as CFO from 2013 to 2020
- EQBK Board of Directors, 2011-current
- Served as president of Physicians Development Group
- Served as CEO of Value Place, LLC, growing the franchise to more than 150 locations in 25 states

Eric Newell



Chief Financial Officer
Years at Equity: 1 | Years in Banking: 19

- Joined Equity Bank in April 2020
- Served as CFO at United Bank in Hartford, CT ($7.3B assets)
- Served as CFO and head of Treasury at Rockville Bank, Glastonbury, Conn.
- Served as Analyst for AllianceBernstein and Fitch
- Began career as examiner with FDIC

Craig Anderson



President
Years at Equity: 3 | Years in Banking: 39

- Became President in April 2020
- Served as COO from 2018 to 2020
- Joined Equity Bank in March 2018
- Served as President of UMBF Commercial Banking
- More than 38 years of banking experience, concentrated in commercial lending roles

4

Our Value Proposition 5 Market Diversification and Strategy for Growth Experienced and Invested Management Team Conservative Credit Culture and Effective Risk Management and Mitigation Robust Funding Capacity, Anchored by a Diverse, Low-Cost Deposit Base Focus on Efficient Performance Throughout our Diversified Business Lines

Our Core Values embody everything we do at Equity Bank, including teamwork with colleagues, conduct within our communities, and especially our respect for our customers. Our core values are: Integrity Community Focus Accountability Respect Entrepreneurial Spirit Core Values & ESG Impact 6

Our Operating Footprint 7

Proven record of M&A execution 8 Pricing Multiples Transaction Impact

Our Opportunity 9 There are other 1000 banking offices with deposits less than $750MM in our operating market

Long Term Key Strategic Objectives 10 Grow Tangible Book Value Maximize Risk Adjusted Return on Assets Offer best-in-class banking products and services Drive organic fee income generation Efficiently grow core earnings Effectively deploy capital through share repurchases, dividends and whole bank m&a while maintaining strong capital ratios Re-mix cash flows into higher yielding instruments funded with low-cost core deposits Achieve 15% + ROATCE & 1.5% PTPP ROA Optimize revenue composition with 30% fee income to total revenue Explore diversification of earnings through strategic acquisitions of fee-based revenue businesses Invest in people, systems, and technology Tailor products to meet customers needs Deliver services through high quality, relationship-based delivery channels

Strong Core Deposit Franchise 11 Deposit Composition(1) Fully integrated digital banking platform with an adoption rate of 56.2% among core banking customers Continued emphasis on development of relationships to drive growth in non-interest bearing deposits. Year-to-date growth of more than $450 million. Cost of Deposits: 0.18%(1) Core Deposits(2) / Total Deposits Total Deposits & Loan to Deposit Ratio For the quarter ended December 31, 2021. Includes interest and non-interest bearing deposits. Core deposits excludes time deposits > $100K. Dollars in millions.

Core Deposit Growth 12 Cost of Deposits(1) 0.22% 0.52% 0.91% 1.30% 0.96% Year-to-date, Includes the impact of non-interest bearing deposits Dollars in millions

Asset Quality 13 Commentary Net charge-offs were $7.9 million for the quarter, or 98 bps of average loan assets annualized.   Reserve ratio, exclusive of PPP assets, is 1.55% remaining well positioned for any losses which materialize from the COVID pandemic and associated response. During the period, management resolved a credit resulting in a $12.3 million reduction in nonaccrual assets, with a recovery of $1.9 million. Overall, nonaccrual loans declined $35.6 million Q/Q. Nonperforming Assets Net Charge-Offs (NCO) / Average Loans Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. Excludes Bank owned branch assets, totaling $1.0M, classified as Other Real Estate Owned within the Statements of Condition. Excluding the participated other repossessed assets would result in 12/31/2021 NPAs / Assets of 1.01% (1,2,3) (2)

Credit Quality 14 Total Reserve Ratio Classified Assets Nonaccrual Detail

Diversified Loan Portfolio 15 Year-to-Date Loan Yield 4.44% 5.19% 5.73% 5.74% 5.43% For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the Company’s loan disclosures within the applicable financial statement. Composition excludes the impact of PPP loans as of each applicable date. For the Year-to-Date periods ended December 31, 2020 and December 31, 2021, yield has been adjusted to exclude PPP loans, including these loans yield would be 5.00% and 4.77%, respectively.

Allowance for Credit Loss (ACL) 16 Impact of CECL adoption and subsequent intra-quarter movement

Capital Management 17 Capital Management Strategy Capital Targets EQBK establishes capital targets based on the following objectives: Maintain designation as a “well capitalized” institution under fully phased-in Basel III regulatory definitions Ensure capital levels are commensurate with the Company’s risk profile and strategic plan Capital Management Priorities Support organic growth Dividend payout ratio targeted at 10-20% Common stock repurchases Merger & acquisition activity Excess Capital Deployment EQBK’s Tangible Common Equity Ratio target is 8.5%; TCE above 8.5% is considered excess capital assuming “well capitalized” regulatory capital ratios are maintained. Deployment of capital ideally has less than a 3-year tangible book value earnback using the crossover method; Excess capital can be deployed for: Shares repurchases, Higher shareholder dividends, and/or Acquisitions The Company’s capital ratios are comfortably above well capitalized levels as of 12/31/2021 2021 Capital Management Actions

Bank Liquidity 18 Liquidity Analysis Portfolio Characteristics Dividend Capacity from the Bank Description Amortized Cost Unrealized Gain / (Loss) Carrying Value

Revenue Mix 19 YTD Operating Revenue(1) Noninterest Income 20.7% YTD operating revenue is equal to $174.4M, defined as net interest income of $142.6M plus non-interest income of $31.9M. YTD operating revenue less PPP income is equal to $174.4M less $20.8M, or $153.6M

Noninterest Income 20 Quarterly Results(1) (1) Excludes the impact of PPP loans, net gain on acquisition, and net gain / (loss) on securities transactions

Net Interest Income 21 Quarterly Results Annual Results (1) Excludes the impact of PPP loans. Including these balances in the fourth quarter 2020, and first, second, third and fourth quarter 2021 results would be 3.88%, and 3.31%, 3.50%, 3.86% and 3.13% respectively, while YTD 2020 and 2021 results would be 3.63% and 3.44%, respectively. (1) (1)

Net Interest Margin 22 Key Net Interest Margin Drivers Government Programs PPP fee income decreased due to forgiveness received by borrowers during the quarter. However, due to current year originations, roughly $1 million in deferred fee balances remain on the books at quarter end. Non-Interest Bearing Deposits Non-interest bearing deposits are up more than $450M as of12/31/21 from 12/31/20. Continued emphasis on growing these relationships provides liquidity and investable dollars without associated costs. Roll on Rates The current interest rate environment is driving yields on assets down. As the Bank continues to see paydowns on debt and investment assets, NII and NIM will be challenged. Rate Protection Proactive effort to book variable rate assets subject to floor levels. Investment Portfolio Bond portfolio designed to be short and positioned to take advantage of rate rise opportunities. Deployment of Excess Cash With stimulus programs and continued effort to drive deposits, excess cash balances will be re-deployed in earning assets which we believe will drive up net interest income while driving down net interest margin. Net Interest Income Period over Period Adjusted Fourth Quarter NIM

Performance Metrics 23 Commentary 1H 2021 shows positive results, partially impacted by provision for credit losses benefit. 2H 2021 continued positive results despite merger expenses 1H 2021, growing non-interest income lines, including credit card, debit card, and TWM as well as PPP fee income recognition provided benefit. 2H 2021, growing non-interest income lines continue to provide benefit. Return on Tangible Common Equity(1) Efficiency Ratio(1) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation.

Tangible Book Value 24 Tangible book value per share(1) decreased $0.41 in Q4 2021 Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation. Shares issued for ASB&T, the equity impact of the transactions and intangibles created are included in the ‘Transactions Closed Q4’ category. (2)

Robust Growth 25 Gross Loans 10.5% CAGR Total Deposits 16.7% CAGR Tangible Common Equity 13.6% CAGR

Fourth Quarter Highlights 26 Favorable (unfavorable) comparison to previous period. Year-over-Year is a comparison to comparable quarter end in previous year. Quarter-over-Quarter is a comparison to prior quarter end. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation for additional detail. Excludes goodwill impairment, merger expenses and gain on acquisition. Adjusted to exclude the impact of PPP loans. Excludes gain / (loss) on sale of securities.

Adjusted Operating Performance 27 Adjusted Net Income Adjusted Diluted Earnings Per Share Efficiency Ratio & Adj. Non-Interest Expense / Average Assets Adjusted Pre-Tax, Pre-Provision Net Revenue Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include merger expense or gain on acquisition in any period presented, as applicable. See the non-GAAP reconciliation at the end of the presentation for additional detail on these balances.

Outlook on Key Business Drivers 28 Consideration & Expectations Continued uncertainty of the lasting impact of COVID-19 bring challenges for precision of outlook. Focus on continued balance sheet strength and security while continuing to pursue growth. NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements. Excluding the impact of PPP loans. Excluding Net Gain on Securities Transactions of $8K Excluding Merger Expenses of $4.6M FY’22 figures represent change to annualized 2021 Q4 Q4’21 Result is the 2021 YTD effective tax rate

Focus Variables for Outlook & Forecast 29 Our outlook requires clarity around certain variables, including:

30 Appendix

Our Markets 31 Missouri 10 counties 16 branches Kansas 21 Counties 38 branches Source: S&P Market Intelligence. Equity Bancshares, Inc. operating market reported above includes all bank locations and counties in which Equity

Our Markets 32 Arkansas Benton | Boone | Carroll 5 branches Oklahoma Kay | Texas | Tulsa | Washita 10 branches Source: S&P Market Intelligence. Equity Bancshares, Inc. operating market reported above includes all bank locations and counties in which Equity

Selected Income Statement Data 33

Selected Balance Sheet Data 34 Includes interest-bearing deposits in other banks. Includes Federal Reserve Bank and Federal Home Loan Bank stock. Includes loans held-for-sale.

Capitalization 35 (1) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Maintaining a strong regulatory capital position

36 The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio Tangible Book Value per Common Share Return on Average Tangible Common Equity (ROATCE) Efficiency Ratio

37 TCE to TA and Tangible Book Value per Share

38 ROATCE and Efficiency Ratio

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